UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-08411

(Investment Company Act file number)

The James Advantage Funds

(Exact name of registrant as specified in charter)

1349 Fairground Road

Xenia, Ohio 45385

(Address of principal executive offices)   (Zip code)

Barry R. James

P.O. Box 8

Alpha, Ohio 45301

(Name and address of agent for service)

Registrant's telephone number, including area code: (937) 426-7640

Date of fiscal year end: June 30

Date of reporting period: July 1, 2020 – June 30, 2021

Item 1. Reports to Stockholders.

(a)

TABLE OF CONTENTS

Shareholder Letter	1
Growth of $10,000 or $50,000 Charts	4
Representation of Schedules of Investments	7
Disclosure of Fund Expenses	8
Schedule of Investments
James Balanced: Golden Rainbow Fund	9
James Small Cap Fund	14
James Micro Cap Fund	17
James Aggressive Allocation Fund	20
Statements of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights
James Balanced: Golden Rainbow Fund - Retail Class	31
James Balanced: Golden Rainbow Fund - Institutional Class	32
James Small Cap Fund	33
James Micro Cap Fund	34
James Aggressive Allocation Fund	35
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	44
Additional Information	45
Disclosure Regarding Approval of Fund Advisory Agreements	46
Liquidity Risk Management Program	49
Trustees & Officers	50
Privacy Policy	52

James Advantage Funds	Shareholder Letter

June 30, 2021 (Unaudited)

LETTER TO THE SHAREHOLDERS

OF THE JAMES ADVANTAGE FUNDS

As we reflect on the past 15 months, it is hard to believe how much things have changed. At this point last year we were discussing the lockdown and the potential for relaxing some of the quarantine guidelines while remaining hopeful a vaccine would be found. Little did anyone know, several pharmaceutical companies would develop an effective vaccine, which would allow the economy to open back up, thus allowing the stock market to reach new highs.

The U.S. economy is opening up further, job growth has accelerated, recently adding as many as 850,000 jobs in the month of June 2021. Jobs have been plentiful and continue to be the focus of the Federal Reserve Bank (“Fed”) as part of its dual mandate. In addition to seeking full employment, the Fed is also charged with keeping prices at a stable level. Housing prices and their related commodities, such as copper and lumber, have seen sharp increases in the past year suggesting to some inflation may be upon our doorstep. The Fed has admittedly begun to ‘talk about talking about’ tapering their Quantitative Easing policy. These Fed actions have caused just as much volatility in the bond market as we have seen with stocks.

The Market Over the Past Year

The stock market has been on quite a run over the past 12 months. All of the major stock indices, and minor ones for that matter, are up significantly this fiscal year. The breadth of the increase has been quite wide as stocks of all sizes and sectors have participated in the rally. While large stocks did well, smaller stocks, which have lagged in previous years, did even better over the past eight months. The same can be said for value stocks. Value lagged growth names for a considerable length of time, but has moved to the forefront, especially after it was announced a vaccine had been found.

The Russell 1000® Index, a commonly used barometer of the stock market, rose 43.1% over the twelve months ended June 30, 2021. During the same period, the Russell 2000® Index increased by 62.0%. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which acts as a proxy for fixed income investments, was not as fortunate and was only up 0.2%.

Investment Philosophy

James Investment Research, Inc.’s (“JIR” or the “Adviser”) research team uses a proprietary approach to try to identify securities they believe are undervalued. In their experience, these stocks typically hold up better in difficult markets and have the potential to trade higher as the market rallies. JIR believes, supported by much academic research, value investing will outperform growth investing over the long run. Investors should realize, however, value investing does not always outperform growth and there are no assurances that value’s past outperformance will be repeated.

JIR does its own research using quantitative databases, statistical expertise and other elements to seek to measure risk levels and the potential impact on future stock and bond price movements. The Adviser employs a proprietary investment approach to select equity securities it believes are undervalued and more likely to appreciate. The Adviser focuses on company characteristics such as being overlooked by Wall Street, management commitment and value. The Adviser also assesses a number of fundamental factors such as earnings, earnings trends, price to earnings multiples, return on assets, other financial statement data as well as its own proprietary calculations. The Adviser evaluates over 3,500 companies of all capitalization ranges. For the James Micro Cap Fund and the James Small Cap Fund, the Adviser refines its approach by using a capitalization screen and evaluates thousands of companies within the appropriate capitalization range. For all funds, the Adviser normally will sell a security when the investment no longer meets the Adviser’s investment criteria. The Adviser’s Investment Committee has a great deal of investment experience, exceeding over 150 years in total with James. We believe our combination of quantitative modeling and hands-on management makes us unique and supports the James Advantage Funds.

The James Aggressive Allocation Fund and the James Balanced: Golden Rainbow Fund invest not only in equities, but also in highly rated investment grade fixed income securities.

Fund Performance

Back in March of 2020, the U.S. Federal Government went on a spending spree issuing Paycheck Protection Program (“PPP”) loans, increasing payouts for unemployment and even sending stimulus checks to a good percentage of the population. As another backstop, the Fed began buying corporate bonds, municipal bonds and exchange traded funds (“ETFs”) that hold those same types of securities. The idea was to calm the fears of the investing community and provide stability to the markets. This idea worked. Since that time stocks have steadily risen to where they sit today, near all-time high levels. Even the slightest of pullbacks have been met with a ‘buy the dip’ mentality.

Our flagship fund, the James Balanced: Golden Rainbow Fund, seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The Fund’s Retail Class shares increased by 15.38% over the twelve months ended June 30, 2021.

Annual Report | June 30, 2021	1

Shareholder Letter	James Advantage Funds

June 30, 2021 (Unaudited)

The largest contributors to the James Balanced: Golden Rainbow Fund’s performance were some of the larger names in the market, which include Alphabet Inc., Apple Inc., JP Morgan Chase & Co., and Microsoft Corp. Each of these names returned over 33% while carrying a high weighting in the Fund. One small cap stock, Generac Holdings Inc., advanced considerably providing a return of 230% over the 12-month reporting period. Several other small and mid capitalization stocks had high returns, however did not contribute to fund performance as significantly as the Fund had smaller initial investment positions in these companies.

The largest detractors to the James Balanced: Golden Rainbow Fund’s performance were Intel Corp., the Invesco Wilderhill Clean Energy ETF (“PBW”) and the 10 Year U.S. Treasury. Intel Corp., which makes microprocessors, or chips, found itself among the supply shortages that took place this past year. Shipments across the world have been delayed. Similar to many other clean energy or renewable energy stocks, PBW soared in the days following the election of President Joe Biden; however, more recently it fell back as it has lost some of its luster. Often times Treasury issues perform well when stocks struggle and struggle when stocks do well. This was the case over the past year. The diversification provided by bonds does not always add to performance.

The James Small Cap Fund increased in value by 62.87% over the fiscal year. The top contributors to the James Small Cap Fund’s performance were Nova Measuring Instruments (“Nova”), Generac Holdings Inc. (“Generac”), and Piper Sandler Cos. Nova manufactures and sells measurement equipment key to the production of semiconductors. Semiconductor sales increased as China and the United States came to an agreement on trade talks, which lead to higher sales for Nova. Generac makes commercial and residential generators. As more people began working from home, the need for backup power increased to prevent work stoppage. Generac was in a unique position to provide this product for homes and new office space. Piper Sandler Cos is a finance company offering financial services, investment management and securities research.

Detractors to the performance of the James Small Cap Fund were Innoviva Inc. and Renewable Energy Group Inc. Innoviva Inc., a pharmaceutical company specializing in respiratory issues, failed to provide a successful vaccine causing underperformance compared to Pfizer Inc., Johnson & Johnson and others. Renewable Energy Group Inc. lagged as investors moved away from renewable energy back into oil and fossil fuels.

The James Micro Cap Fund was up 54.52% over the fiscal year. The James Micro Cap Fund focuses on companies with market capitalizations, at the time of purchase, no larger than the stocks in the Russell Microcap® Index, as well as exchange traded funds that invest primarily in such securities.

Due to the nature of micro cap stocks, many of the companies held by the fund are not household names. Companies like Nova Measuring Instruments, CAI International Inc. and Enova International Inc. all contributed to fund performance at a high level. CAI International Inc. is a global transportation finance company. The stock rose as worldwide shipping rebounded after the global shutdown occurred. Enova International Inc. is a financial company serving the needs of smaller customers who are often underserved by more traditional larger banks. Financials did especially well as the economy rebounded and small businesses looked to rework their debt structure.

The largest detractors to the James Micro Cap Fund’s performance were Infrastructure and Energy Alternatives Inc. (“IEA”) as well as Simulations Plus Inc. IEA is an infrastructure construction company. The stock initially rose on talks of government spending, however, as the dollar amount decreased and talks stalled, so did the stock. Simulations Plus Inc. is a pharmaceutical software company. The company lagged as many of their customers focused solely on creating a vaccine for Covid-19.

Finally, the James Aggressive Allocation Fund advanced 25.12% over the fiscal year. The Fund seeks to provide total return through a combination of growth and income. Preservation of capital in declining markets is a secondary objective. The Adviser expects the Fund will usually run higher equity levels than the James Balanced: Golden Rainbow Fund.

Over the past 12 months, the stocks that contributed the most to the positive performance were ARK Genomic Revolution ETF (“ARKG”), Apple Inc., and Agco Corp. ARKG is an ETF that invests in biotech and genomic industry driven stocks. Biotech and genomic industry names surged as companies searched for a vaccine for Covid-19. Apple Inc. continues to thrive as people are more reliant on their cell phone. Agco Corp. did well as farm machinery made a strong comeback as food prices have soared.

The primary detractors to the performance of the James Aggressive Allocation Fund were Simulations Plus Inc., Ciena Corp., and PBW. Simulations Plus Inc. and PBW were held in multiple funds across the fund family and experienced the same type of decline in the Aggressive Allocation Fund. Ciena Corp., a telecom equipment supplier struggled as their earnings fell short of many analysts’ expectations in the first quarter of 2021.

Please see the following charts throughout the remainder of the Annual Report for longer term comparisons for each Fund.

Expectations for the Future

With the economy in the recovery phase many are already beginning to ask how long the recovery can go and will it potentially run too hot. Consumer spending, spurred on by government aid and an easy policy set by the Fed, has pushed some prices higher sparking inflation fears. The labor market could play a very important role in this discussion as more and more individuals go back to work. With more jobs available than individuals looking for work, employers have been required to increase wages as an enticement to return to the workforce. Strong wage growth has been looked upon as a driver of inflation and should it continue, could cause the Fed to rethink their easy money policy. The Fed however has argued these price increases are temporary, or as they like to say “Transitory”. Some of the Fed’s belief is higher inflation is due to numbers being viewed on a year over year basis. Their argument is the low numbers of 2020 have created an artificial look of inflation here in 2021 but will eventually subside. Their actions will play a large role in how the market responds in the coming months and years.

2	www.jamesinvestment.com

James Advantage Funds	Shareholder Letter

June 30, 2021 (Unaudited)

The U.S. economy has delivered solid performance with the tailwinds provided by substantial pent-up consumer demand, supportive fiscal and monetary policies, improving business confidence, favorable credit conditions, reopening momentum and a potential infrastructure deal.

We believe this strong performance of the economy should continue in the rest of 2021, albeit at a more moderate pace. The sharp bounce in corporate profits, strong balance sheets and still-low interest rates are favorable for the overall market.

Barry R. James, CFA, CIC

President

James Investment Research, Inc.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only, and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither James Investment Research, Inc. nor the Funds accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent loss.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of a Fund before investing. The Funds’ prospectuses contain this and other information. You may obtain a current copy of a Fund’s prospectus by calling 1-800-995-2637. Investors may obtain performance information current to the last month-end at www.jamesinvestment.com.

Past performance is no guarantee of future results. The investment return and principal value of an investment in any Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Holdings shown represent an average weight in the Fund for the time period June 30, 2020 to June 30, 2021.

Barry R. James is a registered representative of ALPS Distributors, Inc.

CFA® is a trademark owned by the CFA Institute.

Quantitative Easing is a course of action undertaken by the Federal Reserve to increase the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Large Cap refers to a company with a market capitalization value of more than $10 billion.

Small capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the Russell 2000® Index, including ETFs that invest primarily in such securities.

Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the Russell Microcap® Index, including ETFs that invest primarily in such securities.

Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

Growth stocks are those of a company whose stock tends to increase in capital value rather than yield high income.

Value stocks are considered to be a security trading at a lower price than what the company’s performance may otherwise indicate.

Price/Earnings ratio is a valuation of a company’s current share price compared to its per-share earnings.

Price earnings multiple is a measure of how expensive a stock is.

Return on assets is an indicator of how profitable a company is relative to its total assets.

Indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

Diversification does not eliminate the risk of experiencing investment loss.

ALPS Distributors, Inc. 1290 Broadway, Ste. 1000, Denver, CO 80203 (Member FINRA). ALPS is not affiliated with James Investment Research, Inc.

Annual Report | June 30, 2021	3

Growth of $10,000 or $50,000 Charts	James Advantage Funds

June 30, 2021 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Balanced: Golden Rainbow Fund – Retail Class

James Balanced: Golden Rainbow Fund – Retail Class Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(2)
James Balanced: Golden Rainbow – Retail Class	15.38%	3.57%	4.77%	7.17%
Blended Index(1)	24.15%	10.22%	8.48%	8.36%
Russell 1000® Index	43.07%	17.99%	14.90%	10.89%
Russell 2000® Index	62.03%	16.47%	12.34%	10.64%
Bloomberg Barclays U.S. Intermediate Government/ Credit Bond Index	0.19%	2.63%	2.76%	5.13%

(1)	The Blended Index is comprised of a 25% weighting in the Russell 1000® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.
(2)	Fund and Class inception was July 1, 1991.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2020, was 1.13%.

Comparison of the Change in Value of a $50,000 Investment in the James Balanced: Golden Rainbow Fund – Institutional Class

James Balanced: Golden Rainbow Fund – Institutional Class Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(2)
James Balanced: Golden Rainbow – Institutional Class	15.63%	3.84%	5.03%	7.35%
Blended Index(1)	24.15%	10.22%	8.48%	10.97%
Russell 1000® Index	43.07%	17.99%	14.90%	18.51%
Russell 2000® Index	62.03%	16.47%	12.34%	17.66%
Bloomberg Barclays U.S. Intermediate Government/ Credit Bond Index	0.19%	2.63%	2.76%	3.39%

(1)	The Blended Index is comprised of a 25% weighting in the Russell 1000® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.
(2)	Class inception was March 2, 2009.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2020, was 0.88%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000® Index is a subset of the Russell 3000® Index. It represents the top companies by market capitalization.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

The Russell 1000® Index, Russell 2000® Index, Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index and Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

4	www.jamesinvestment.com

James Advantage Funds	Growth of $10,000 or $50,000 Charts

June 30, 2021 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Small Cap Fund

James Small Cap Fund

Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Small Cap Fund	62.87%	6.66%	6.84%	7.47%
Russell 2000® Index	62.03%	16.47%	12.34%	10.10%

(1)	Fund inception was October 2, 1998.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2020, was 1.51%.

Comparison of the Change in Value of a $10,000 Investment in the James Micro Cap Fund

James Micro Cap Fund

Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Micro Cap Fund	54.52%*	9.16%	9.50%	10.34%
Russell Microcap® Index	75.77%	18.13%	13.06%	14.82%

(1)	Fund inception was July 1, 2010.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2020, was 1.51%.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small cap Russell 2000® Index, plus the next smallest eligible securities by market cap.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The Russell 2000® Index and Russell Microcap® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Annual Report | June 30, 2021	5

Growth of $10,000 or $50,000 Charts	James Advantage Funds

June 30, 2021 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Aggressive Allocation Fund

James Aggressive Allocation Fund

Average Annual Total Returns

	1 Year	5 Years	Since Inception(2)
James Aggressive Allocation Fund	25.12%	4.79%	3.10%
Blended Index(1)	27.08%	12.91%	11.31%
Russell 3000® Index	44.16%	17.89%	14.98%
Bloomberg Barclays U.S. Aggregate Government/ Credit Bond Index	-0.39%	3.31%	3.94%

(1)	The Blended Index is comprised of a 65% weighting in the Russell 3000® Index and a 35% weighting in the Bloomberg Barclays U.S. Aggregate Government/Credit Bond Index.
(2)	Fund inception was July 1, 2015.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2020, was 0.99%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The Russell 3000® Index is a stock market index of U.S. stocks. The Index measures the performance of 3,000 publicly held U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Bloomberg Barclays U.S. Aggregate Government/Credit Bond Index is an unmanaged index generally representative of U.S. Dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities, that have a remaining maturity greater than one year.

The Russell 3000® Index, Bloomberg Barclays U.S. Aggregate Government/Credit Bond Index and the Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

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James Advantage Funds	Representation of Schedules of Investments

June 30, 2021 (Unaudited)

The illustrations below provide the industry sectors for the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Micro Cap Fund and James Aggressive Allocation Fund.

James Balanced: Golden Rainbow Fund - Industry Sector Allocation (% of Net Assets)*

James Micro Cap Fund - Industry Sector Allocation (% of Net Assets)*

James Small Cap Fund - Industry Sector Allocation (% of Net Assets)*

James Aggressive Allocation Fund - Industry Sector Allocation (% of Net Assets)*

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | June 30, 2021	7

Disclosure of Fund Expenses	James Advantage Funds

June 30, 2021 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions, and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2021 through June 30, 2021.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Net Expense Ratio Annualized June 30, 2021(a)	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expense Paid During Period(b)
James Balanced: Golden Rainbow Fund
Retail Class Actual	1.16%	$ 1,000.00	$ 1,076.40	$ 5.97
Retail Class Hypothetical (5% return before expenses)	1.16%	$ 1,000.00	$ 1,019.04	$ 5.81
Institutional Class Actual	0.91%	$ 1,000.00	$ 1,077.40	$ 4.69
Institutional Class Hypothetical (5% return before expenses)	0.91%	$ 1,000.00	$ 1,020.28	$ 4.56
James Small Cap Fund
Actual	1.50%	$ 1,000.00	$ 1,259.20	$ 8.40
Hypothetical (5% return before expenses)	1.50%	$ 1,000.00	$ 1,017.36	$ 7.50
James Micro Cap Fund
Actual	1.50%	$ 1,000.00	$ 1,239.80	$ 8.33
Hypothetical (5% return before expenses)	1.50%	$ 1,000.00	$ 1,017.36	$ 7.50
James Aggressive Allocation Fund
Actual	1.01%	$ 1,000.00	$ 1,107.40	$ 5.28
Hypothetical (5% return before expenses)	1.01%	$ 1,000.00	$ 1,019.79	$ 5.06

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), divided by 365.

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James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2021

Shares or Principal Amount		Value
COMMON STOCKS-51.53%
	Communication Services-5.17%
6,244	Alphabet, Inc., Class A*	$15,246,537
132,570	Comcast Corp., Class A	7,559,141
22,256	Facebook, Inc., Class A*	7,738,634
12,102	T-Mobile US, Inc.*	1,752,733
		32,297,045

	Consumer Discretionary-5.23%
15,610	Deckers Outdoor Corp.*	5,995,333
27,056	Helen of Troy, Ltd.*	6,172,015
17,618	Home Depot, Inc.	5,618,204
31,218	McDonald's Corp.	7,211,046
21,374	Target Corp.	5,166,951
37,500	TJX Cos., Inc.	2,528,250
		32,691,799

	Consumer Staples-2.44%
87,250	Central Garden & Pet Co., Class A*	4,214,175
31,218	Procter & Gamble Co.	4,212,245
48,906	Walmart, Inc.	6,896,724
		15,323,144

	Energy-2.72%
61,288	Chevron Corp.	6,419,305
32,120	Pioneer Natural Resources Co.	5,220,142
68,402	Valero Energy Corp.	5,340,828
		16,980,275

	Financials-6.45%
12,488	Arthur J Gallagher & Co.	1,749,319
4,164	BlackRock, Inc.	3,643,375
78,042	Enova International, Inc.*	2,669,817
120,000	Fifth Third Bancorp	4,587,600
5,424	Goldman Sachs Group, Inc.	2,058,571
86,438	JPMorgan Chase & Co.	13,444,567
50,000	LPL Financial Holdings, Inc.	6,749,000
17,630	Nelnet, Inc., Class A	1,326,305
7,401	SVB Financial Group*	4,118,138
		40,346,692

	Health Care-6.35%
41,625	Abbott Laboratories	4,825,586
17,610	AbbVie, Inc.	1,983,590
67,636	AstraZeneca PLC, Sponsored ADR	4,051,396
10,406	Danaher Corp.	2,792,554
22,325	Eli Lilly & Co.	5,124,034
22,030	Johnson & Johnson	3,629,222
40,000	Pfizer, Inc.	1,566,400
15,610	ResMed, Inc.	3,848,177
7,284	Thermo Fisher Scientific, Inc.	3,674,560
14,258	UnitedHealth Group, Inc.	5,709,474

See Notes to Financial Statements.

Annual Report | June 30, 2021	9

Schedule of Investments	James Balanced: Golden Rainbow Fund

June 30, 2021

Shares or Principal Amount		Value
	Health Care (continued)
13,008	Zoetis, Inc.	$2,424,171
		39,629,164

	Industrials-6.08%
31,656	ABB, Ltd., ADR	1,075,987
19,300	AGCO Corp.	2,516,334
18,056	Caterpillar, Inc.	3,929,527
11,500	Deere & Co.	4,056,165
30,400	Eaton Corp. PLC	4,504,672
10,406	FedEx Corp.	3,104,422
10,406	Generac Holdings, Inc.*	4,320,051
35,358	MasTec, Inc.*	3,751,484
67,636	Schneider Electric SE, ADR	2,136,621
5,472	Trane Technologies PLC	1,007,614
14,048	Union Pacific Corp.	3,089,577
14,210	United Rentals, Inc.*	4,533,132
		38,025,586

	Information Technology-12.69%
101,240	Apple, Inc.	13,865,830
11,350	ASML Holding NV	7,841,034
52,000	Insight Enterprises, Inc.*	5,200,520
7,505	Lam Research Corp.	4,883,504
14,200	Mastercard, Inc., Class A	5,184,278
66,600	Microsoft Corp.	18,041,940
20,812	Nova Measuring Instruments, Ltd.*	2,141,347
7,100	NVIDIA Corp.	5,680,710
21,852	PayPal Holdings, Inc.*	6,369,421
48,000	SYNNEX Corp.	5,844,480
35,218	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	4,231,795
		79,284,859

	Materials-2.17%
23,934	Avery Dennison Corp.	5,031,884
27,745	Celanese Corp.	4,206,142
49,502	James Hardie Industries PLC, ADR	1,692,473
44,224	Sealed Air Corp.	2,620,272
		13,550,771

	Real Estate-0.81%
19,500	CBRE Group, Inc., Class A*	1,671,735
28,096	Prologis, Inc., REIT	3,358,315
		5,030,050

	Utilities-1.42%
26,454	American Water Works Co., Inc.	4,077,355
18,736	Iberdrola SA, Sponsored ADR	915,347
52,508	NextEra Energy, Inc.	3,847,786
		8,840,488

TOTAL COMMON STOCKS
(Cost $221,116,917)		321,999,873

See Notes to Financial Statements.

10	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2021

Shares or Principal Amount		Value
EXCHANGE TRADED FUNDS-9.40%
25,000	iShares® Convertible Bond ETF	$2,549,250
125,000	iShares® Floating Rate Bond ETF	6,352,500
228,918	iShares® Gold Trust*	7,716,826
52,372	iShares® Russell 2000® ETF	12,012,566
43,326	iShares® Russell 2000 Value ETF	7,182,151
25,000	iShares® Trust 5-10 Year Investment Grade Corporate Bond ETF	1,513,000
30,880	Proshares Online Retail ETF	2,497,265
145,676	Schwab Emerging Markets Equity ETF	4,789,827
25,000	SPDR® Bloomberg Barclays Convertible Securities ETF	2,168,250
88,446	Vanguard® FTSE All-World ex-US ETF	5,606,592
36,420	Vanguard® Small-Cap Value ETF	6,324,697

TOTAL EXCHANGE TRADED FUNDS
(Cost $47,776,195)		58,712,924

Shares or Principal Amount		Value
CORPORATE BONDS-9.50%
	Communication Services-0.17%
$1,000,000	AT&T, Inc., 2.950%, 7/15/26	1,074,884

	Consumer Discretionary-1.83%
5,000,000	eBay, Inc., 2.600%, 7/15/22	5,086,484
5,000,000	Home Depot, Inc., 2.700%, 4/1/23	5,182,901
1,000,000	Ross Stores, Inc., 4.700%, 4/15/27	1,155,855
		11,425,240
	Consumer Staples-0.43%
2,000,000	Walmart, Inc., 5.250%, 9/1/35	2,717,051

	Financials-2.48%
2,000,000	Bank of America Corp., 3M US L + 0.79%, 12/20/23(a)	2,072,696
8,100,000	Berkshire Hathaway, Inc., 3.750%, 8/15/21	8,134,785
2,000,000	Citigroup, Inc., 3.875%, 3/26/25	2,194,128
1,000,000	Discover Financial Services, 3.850%, 11/21/22	1,047,854
1,000,000	Goldman Sachs Group, Inc., 1D US SOFR + 0.538%, 11/17/23(a)	1,000,298
1,000,000	Goldman Sachs Group, Inc., 3.500%, 4/1/25	1,084,897
		15,534,658
	Health Care-0.78%
5,000,000	Johnson & Johnson, 1.300%, 9/1/30	4,848,159

	Industrials-0.44%
1,000,000	Caterpillar, Inc., 8.250%, 12/15/38	1,720,559
1,000,000	General Electric Co., 2.700%, 10/9/22	1,027,500
		2,748,059
	Information Technology-3.37%
2,500,000	Apple, Inc., 2.050%, 9/11/26	2,616,522
2,000,000	Automatic Data Processing, Inc., 1.250%, 9/1/30	1,906,728
5,000,000	Intel Corp., 3.300%, 10/1/21	5,038,774
5,000,000	Intel Corp., 2.875%, 5/11/24	5,317,237
5,000,000	Oracle Corp., 2.500%, 5/15/22	5,077,348

See Notes to Financial Statements.

Annual Report | June 30, 2021	11

Schedule of Investments	James Balanced: Golden Rainbow Fund

June 30, 2021

Shares or Principal Amount		Value
	Information Technology (continued)
$1,000,000	PayPal Holdings, Inc., 2.650%, 10/1/26	$1,073,905
		21,030,514
TOTAL CORPORATE BONDS
(Cost $57,256,103)		59,378,565

Shares or Principal Amount		Value
MUNICIPAL BONDS-2.80%
	Hawaii-1.53%
9,000,000	City and County of Honolulu General Obligation Unlimited Bonds, Series B, 5.000%, 11/1/25	9,568,422

	Ohio-1.27%
7,450,000	Beavercreek City School District General Obligation Unlimited Bonds, 3.250%, 12/1/36	7,915,117

TOTAL MUNICIPAL BONDS
(Cost $16,686,848)		17,483,539

Shares or Principal Amount		Value
U.S. GOVERNMENT AGENCIES-3.77%
	Federal Farm Credit Banks Funding Corp.-1.32%
2,000,000	0.670%, 8/4/25	2,000,117
5,725,000	2.750%, 11/6/26	6,263,295
		8,263,412
	Federal Home Loan Banks-2.45%
10,000,000	2.875%, 6/13/25	10,843,229
2,000,000	0.580%, 9/11/25	1,975,384
2,500,000	0.850%, 10/15/27	2,451,848
		15,270,461
TOTAL U.S. GOVERNMENT AGENCIES
(Cost $22,451,262)		23,533,873

Shares or Principal Amount		Value
MORTGAGE BACKED SECURITIES-3.47%
	Fannie Mae Pool-3.34%
5,082,647	3.500%, 9/1/33	5,475,813
14,650,116	2.500%, 1/1/57	15,410,891
		20,886,704
	Fannie Mae REMICS-0.13%
758,853	3.500%, 5/25/47	779,996

TOTAL MORTGAGE BACKED SECURITIES
(Cost $20,020,195)		21,666,700

Shares or Principal Amount		Value
U.S. TREASURY BONDS & NOTES-16.25%
	U.S. Treasury Bonds-9.86%
24,000,000	2.000%, 8/15/25	25,256,250
28,000,000	2.750%, 2/15/28	30,851,406
5,000,000	2.625%, 2/15/29	5,482,813
		61,590,469
	U.S. Treasury Notes-3.21%
15,000,000	1.125%, 8/31/21	15,026,847

See Notes to Financial Statements.

12	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2021

Shares or Principal Amount		Value
	U.S. Treasury Notes (continued)
$5,000,000	1.875%, 2/28/22	$5,060,156
		20,087,003
	United States Treasury Inflation Indexed Bonds-3.18%
18,809,700	0.625%, 4/15/23	19,896,768

TOTAL U.S. TREASURY BONDS & NOTES
(Cost $95,531,766)		101,574,240

Shares or Principal Amount	Value
SHORT TERM INVESTMENTS-2.79%
Mutual Fund-2.79%
17,460,998	First American Treasury Obligations Fund, Class X, 7-Day Yield 0.010%	17,460,998

TOTAL SHORT TERM INVESTMENTS
(Cost $17,460,998)	17,460,998

TOTAL INVESTMENT SECURITIES-99.51%
(Cost $498,300,284)	621,810,712
OTHER ASSETS IN EXCESS OF LIABILITIES-0.49%	3,077,524
NET ASSETS-100.00%	$624,888,236

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.
(a)	Floating or variable rate security. The reference rate is described below. The rate in effect as of June 30, 2021 is based on the reference rate plus the displayed spread as of the security’s last reset date.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR- Secured Overnight Financing Rate

Rates:

1D US SOFR-1 Day SOFR as of June 30, 2021 was 0.05%

3M US L - 3 Month LIBOR as of June 30, 2021 was 0.15%

See Notes to Financial Statements.

Annual Report | June 30, 2021	13

Schedule of Investments	James Small Cap Fund

June 30, 2021

Shares		Value
COMMON STOCKS-96.19%
	Consumer Discretionary-10.77%
2,160	Deckers Outdoor Corp.*	$829,591
3,900	Helen of Troy, Ltd.*	889,668
2,200	LGI Homes, Inc.*	356,268
13,600	MDC Holdings, Inc.	688,160
2,600	Meritage Homes Corp.*	244,608
11,480	Patrick Industries, Inc.	838,040
14,100	PetMed Express, Inc.	449,085
		4,295,420

	Consumer Staples-3.27%
8,550	Central Garden & Pet Co., Class A*	412,965
7,395	Ingles Markets, Inc., Class A	430,907
1,450	Medifast, Inc.	410,321
2,000	Village Super Market, Inc., Class A	47,020
		1,301,213

	Energy-5.78%
7,500	Callon Petroleum Co.*	432,675
12,160	HollyFrontier Corp.	400,064
23,500	Magnolia Oil & Gas Corp.*	367,305
9,000	Matador Resources Co.	324,090
8,000	PDC Energy, Inc.	366,320
6,650	Renewable Energy Group, Inc.*	414,561
		2,305,015

	Financials-28.45%
18,080	American Equity Investment Life Holding Co.	584,346
3,870	American Financial Group, Inc.	482,666
16,000	Assured Guaranty, Ltd.	759,680
47,725	Chimera Investment Corp., REIT	718,738
17,830	Enova International, Inc.*	609,964
10,350	Evercore, Inc., Class A	1,456,969
77,700	First BanCorp	926,184
6,300	Green Dot Corp., Class A*	295,155
4,700	Houlihan Lokey, Inc.	384,413
55,410	Ladder Capital Corp., REIT	639,431
7,300	LPL Financial Holdings, Inc.	985,354
30,100	MGIC Investment Corp.	409,360
11,435	Piper Sandler Cos.	1,481,520
31,700	Radian Group, Inc.	705,325
40,575	Sixth Street Specialty Lending, Inc.	900,359
		11,339,464

	Health Care-6.18%
29,660	Innoviva, Inc.*	397,741
8,690	Integer Holdings Corp.*	818,598
8,720	National HealthCare Corp.	609,528
24,240	Tivity Health, Inc.*	637,754
		2,463,621

	Industrials-15.51%
2,300	AGCO Corp.	299,873

See Notes to Financial Statements.

14	www.jamesinvestment.com

James Small Cap Fund	Schedule of Investments

June 30, 2021

Shares		Value
	Industrials (continued)
20,430	Boise Cascade Co.	$1,192,090
15,735	Encore Wire Corp.	1,192,556
4,570	FTI Consulting, Inc.*	624,308
1,000	Generac Holdings, Inc.*	415,150
18,478	Hillenbrand, Inc.	814,510
8,700	MasTec, Inc.*	923,070
13,490	Primoris Services Corp.	397,011
4,435	TriNet Group, Inc.*	321,449
		6,180,017

	Information Technology-14.93%
5,350	Avnet, Inc.	214,428
3,300	CMC Materials, Inc.	497,442
5,035	Concentrix Corp.*	809,628
5,030	Insight Enterprises, Inc.*	503,050
12,020	Nova Measuring Instruments, Ltd.*	1,236,738
13,500	PC Connection, Inc.	624,645
22,455	Super Micro Computer, Inc.*	789,967
9,000	Sykes Enterprises, Inc.*	483,300
2,535	SYNNEX Corp.	308,662
4,700	TTEC Holdings, Inc.	484,523
		5,952,383

	Materials-4.92%
23,500	Cleveland-Cliffs, Inc.*	506,660
2,686	Innospec, Inc.	243,378
16,120	Schnitzer Steel Industries, Inc., Class A	790,686
7,130	Sealed Air Corp.	422,453
		1,963,177

	Real Estate-3.95%
65,210	Lexington Realty Trust, REIT	779,260
42,320	Xenia Hotels & Resorts, Inc., REIT*	792,654
		1,571,914

	Utilities-2.43%
4,995	IDACORP, Inc.	487,013
10,455	Portland General Electric Co.	481,766
		968,779

TOTAL COMMON STOCKS
(Cost $26,200,050)		38,341,003

See Notes to Financial Statements.

Annual Report | June 30, 2021	15

Schedule of Investments	James Small Cap Fund

June 30, 2021

Shares	Value
SHORT TERM INVESTMENTS-5.79%
Mutual Fund-5.79%
$2,306,313	First American Treasury Obligations Fund, Class X, 7-Day Yield 0.010%	$2,306,313

TOTAL SHORT TERM INVESTMENTS
(Cost $2,306,313)	2,306,313

TOTAL INVESTMENT SECURITIES-101.98%
(Cost $28,506,363)	40,647,316
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS-(1.98)%	(788,112)
NET ASSETS-100.00%	$39,859,204

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

16	www.jamesinvestment.com

James Micro Cap Fund	Schedule of Investments

June 30, 2021

Shares or Principal Amount		Value
COMMON STOCKS-92.70%
	Communication Services-1.71%
21,500	Gray Television, Inc.	$503,100
		503,100

	Consumer Discretionary-9.34%
4,662	Century Communities, Inc.	310,209
22,372	Haverty Furniture Cos., Inc.	956,627
4,742	M/I Homes, Inc.*	278,213
4,044	Patrick Industries, Inc.	295,212
5,096	Shoe Carnival, Inc.	368,186
23,980	Vera Bradley, Inc.*	295,434
4,568	Zumiez, Inc.*	235,572
		2,739,453

	Consumer Staples-6.67%
13,108	Central Garden & Pet Co., Class A*	633,116
19,230	Ingles Markets, Inc., Class A	1,120,532
12,364	Rite Aid Corp.*	201,533
		1,955,181

	Energy-5.58%
4,380	Bonanza Creek Energy, Inc.	206,167
28,710	Contango Oil & Gas Co.*	124,027
9,250	DMC Global, Inc.*	519,942
19,032	Dorian LPG, Ltd.*	268,732
4,292	Laredo Petroleum, Inc.*	398,255
10,506	US Silica Holdings, Inc.*	121,449
		1,638,572

	Financials-19.65%
26,746	Donnelley Financial Solutions, Inc.*	882,618
26,218	Enova International, Inc.*	896,918
9,320	Federal Agricultural Mortgage Corp., Class C	921,748
17,136	Merchants Bancorp	672,417
5,646	Nelnet, Inc., Class A	424,749
25,456	OFG Bancorp	563,087
10,830	Piper Sandler Cos.	1,403,135
		5,764,672

	Health Care-12.81%
40,082	Innoviva, Inc.*	537,500
6,396	Integer Holdings Corp.*	602,503
14,209	PetIQ, Inc.*	548,467
6,836	Semler Scientific, Inc.*	764,196
6,786	Simulations Plus, Inc.	372,619
43,517	Vanda Pharmaceuticals, Inc.*	936,051
		3,761,336

	Industrials-13.96%
102,175	ACCO Brands Corp.	881,770
13,035	ArcBest Corp.	758,507
5,000	Boise Cascade Co.	291,750
15,778	CAI International, Inc.	883,568

See Notes to Financial Statements.

Annual Report | June 30, 2021	17

Schedule of Investments	James Micro Cap Fund

June 30, 2021

Shares or Principal Amount		Value
	Industrials (continued)
3,384	CRA International, Inc.	$292,987
3,928	Northwest Pipe Co.*	110,966
18,530	Vectrus, Inc.*	881,843
		4,101,391

	Information Technology-15.29%
8,022	Cohu, Inc.*	290,316
2,300	ePlus, Inc.*	199,388
5,408	Ichor Holdings, Ltd.*	287,435
9,746	Insight Enterprises, Inc.*	974,697
12,743	Nova Measuring Instruments, Ltd.*	1,311,127
12,184	PC Connection, Inc.	563,754
22,198	Photronics, Inc.*	289,462
6,500	Sykes Enterprises, Inc.*	349,050
6,384	Vishay Precision Group, Inc.*	220,886
		4,486,115

	Materials-5.24%
4,000	Innospec, Inc.	362,440
18,045	Schnitzer Steel Industries, Inc., Class A	885,107
2,070	United States Lime & Minerals, Inc.	287,916
		1,535,463

	Real Estate-1.79%
14,098	Monmouth Real Estate Investment Corp., REIT	263,915
4,900	PotlatchDeltic Corp., REIT	260,435
		524,350

	Utilities-0.66%
7,332	Clearway Energy, Inc.	194,151
		194,151

TOTAL COMMON STOCKS
(Cost $17,997,304)		27,203,784

Shares or Principal Amount		Value
U.S. TREASURY BONDS & NOTES-3.42%
	U.S. Treasury Notes-3.42%
$1,000,000	1.125%, 8/31/21	1,001,790

TOTAL U.S. TREASURY BONDS & NOTES
(Cost $1,001,875)		1,001,790

See Notes to Financial Statements.

18	www.jamesinvestment.com

James Micro Cap Fund	Schedule of Investments

June 30, 2021

Shares or Principal Amount	Value
SHORT TERM INVESTMENTS-9.06%
Mutual Fund-9.06%
$2,658,587	First American Treasury Obligations Fund, Class X, 7-Day Yield 0.010%	$2,658,587

TOTAL SHORT TERM INVESTMENTS
(Cost $2,658,587)	2,658,587

TOTAL INVESTMENT SECURITIES-105.18%
(Cost $21,657,766)	30,864,161
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS-(5.18)%	(1,518,892)
NET ASSETS-100.00%	$29,345,269

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

Annual Report | June 30, 2021	19

Schedule of Investments	James Aggressive Allocation Fund

June 30, 2021

Shares or Principal Amount		Value
COMMON STOCKS-71.17%
	Communication Services-6.80%
225	Alphabet, Inc., Class A*	$549,402
6,160	Comcast Corp., Class A	351,243
400	Facebook, Inc., Class A*	139,084
3,825	NetEase, Inc., ADR	440,831
1,800	T-Mobile US, Inc.*	260,694
		1,741,254

	Consumer Discretionary-10.48%
100	Amazon.com, Inc.*	344,016
2,190	Best Buy Co., Inc.	251,806
710	Deckers Outdoor Corp.*	272,690
1,450	Home Depot, Inc.	462,391
2,000	LGI Homes, Inc.*	323,880
970	McDonald's Corp.	224,060
1,775	Target Corp.	429,089
2,000	Tractor Supply Co.	372,120
		2,680,052

	Consumer Staples-2.97%
5,045	Central Garden & Pet Co., Class A*	243,673
1,915	Procter & Gamble Co.	258,391
1,840	Walmart, Inc.	259,477
		761,541

	Energy-3.82%
1,325	Chevron Corp.	138,781
4,365	EOG Resources, Inc.	364,216
1,535	Pioneer Natural Resources Co.	249,468
3,600	Renewable Energy Group, Inc.*	224,424
		976,889

	Financials-9.53%
335	BlackRock, Inc.	293,115
8,485	Enova International, Inc.*	290,272
8,255	Fifth Third Bancorp	315,589
855	Goldman Sachs Group, Inc.	324,498
2,000	JPMorgan Chase & Co.	311,080
2,430	LPL Financial Holdings, Inc.	328,001
14,050	Regions Financial Corp.	283,529
525	SVB Financial Group*	292,126
		2,438,210

	Health Care-7.37%
3,015	Abbott Laboratories	349,530
998	Anthem, Inc.	381,036
4,465	AstraZeneca PLC, Sponsored ADR	267,453
1,295	Johnson & Johnson	213,338
3,220	Pfizer, Inc.	126,095
610	UnitedHealth Group, Inc.	244,268
399	Viatris, Inc.	5,702

See Notes to Financial Statements.

20	www.jamesinvestment.com

James Aggressive Allocation Fund	Schedule of Investments

June 30, 2021

Shares or Principal Amount		Value
	Health Care (continued)
1,595	Zoetis, Inc.	$297,244
		1,884,666

	Industrials-8.39%
2,710	AGCO Corp.	353,330
1,555	Caterpillar, Inc.	338,415
990	Deere & Co.	349,183
495	Generac Holdings, Inc.*	205,499
575	Lockheed Martin Corp.	217,551
3,110	MasTec, Inc.*	329,971
1,105	United Rentals, Inc.*	352,506
		2,146,455

	Information Technology-16.75%
3,975	Apple, Inc.	544,416
777	ASML Holding NV	536,783
1,900	Cadence Design Systems, Inc.*	259,958
800	Lam Research Corp.	520,560
3,650	Logitech International SA	441,358
735	Mastercard, Inc., Class A	268,341
1,530	Microsoft Corp.	414,477
2,115	Nova Measuring Instruments, Ltd.*	217,612
600	NVIDIA Corp.	480,060
1,600	PayPal Holdings, Inc.*	466,368
1,075	SYNNEX Corp.	130,892
		4,280,825

	Materials-3.19%
1,310	Avery Dennison Corp.	275,414
4,960	CF Industries Holdings, Inc.	255,192
4,475	Newmont Mining Corp.	283,626
		814,232

	Real Estate-1.87%
1,600	Digital Realty Trust, Inc., REIT	240,736
2,000	Prologis, Inc., REIT	239,060
		479,796

TOTAL COMMON STOCKS
(Cost $13,421,632)		18,203,920

See Notes to Financial Statements.

Annual Report | June 30, 2021	21

Schedule of Investments	James Aggressive Allocation Fund

June 30, 2021

Shares or Principal Amount		Value
EXCHANGE TRADED FUNDS-9.58%
4,000	ARK Genomic Revolution ETF	$370,000
4,500	iShares® Convertible Bond ETF	458,865
5,000	iShares® Floating Rate Bond ETF	254,100
5,627	iShares® Gold Trust*	189,686
5,600	iShares® MSCI Emerging Markets ETF	308,840
1,050	iShares® Russell 2000® ETF	240,838
1,460	iShares® Russell 2000 Value ETF	242,024
4,450	SPDR® Bloomberg Barclays Convertible Securities ETF	385,949

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,909,638)		2,450,302

Shares or Principal Amount		Value
CORPORATE BONDS-5.00%
	Consumer Discretionary-2.03%
$500,000	Starbucks Corp., 2.550%, 11/15/30	518,075

	Financials-1.07%
250,000	Citigroup, Inc., 3.875%, 3/26/25	274,266

	Health Care-0.95%
250,000	AstraZeneca PLC, 0.700%, 4/8/26	243,407

	Industrials-0.20%
50,000	General Electric Co., 2.700%, 10/9/22	51,375

	Information Technology-0.75%
200,000	Automatic Data Processing, Inc., 1.250%, 9/1/30	190,673

TOTAL CORPORATE BONDS
(Cost $1,258,796)		1,277,796

Shares or Principal Amount		Value
U.S. GOVERNMENT AGENCIES-3.89%
	Federal Farm Credit Banks Funding Corp.-1.96%
500,000	0.670%, 8/4/25	500,029

	Federal National Mortgage Association-1.93%
500,000	0.560%, 10/22/25	494,687

TOTAL U.S. GOVERNMENT AGENCIES
(Cost $1,000,000)		994,716

Shares or Principal Amount		Value
U.S. TREASURY BONDS & NOTES-6.62%
	U.S. Treasury Bonds-2.14%
500,000	2.625%, 2/15/29	548,281

	U.S. Treasury Notes-2.97%
250,000	0.250%, 3/15/24	249,004
500,000	1.125%, 2/28/25	509,141
		758,145

See Notes to Financial Statements.

22	www.jamesinvestment.com

James Aggressive Allocation Fund	Schedule of Investments

June 30, 2021

Shares or Principal Amount		Value
	United States Treasury Inflation Indexed Bonds-1.51%
$384,982	0.625%, 7/15/21	$386,516

TOTAL U.S. TREASURY BONDS & NOTES
(Cost $1,667,681)		1,692,942

Shares or Principal Amount	Value
SHORT TERM INVESTMENTS-3.72%
Mutual Fund-3.72%
952,058	First American Treasury Obligations Fund, Class X, 7-Day Yield 0.010%	952,058

TOTAL SHORT TERM INVESTMENTS
(Cost $952,058)	952,058

TOTAL INVESTMENT SECURITIES-99.98%
(Cost $20,209,805)	25,571,734
OTHER ASSETS IN EXCESS OF LIABILITIES-0.02%	4,711
NET ASSETS-100.00%	$25,576,445

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

Annual Report | June 30, 2021	23

Statements of Assets and Liabilities	James Advantage Funds

June 30, 2021

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
ASSETS:
Investment securities:
At cost	$498,300,284	$28,506,363	$21,657,766	$20,209,805
At value	$621,810,712	$40,647,316	$30,864,161	$25,571,734
Dividends and interest receivable	1,391,639	56,908	7,148	25,183
Receivable for securities sold	5,688,781	1,766,536	1,802,736	–
Receivable for capital shares sold	95,055	188	–	–
Other assets	35,779	–	–	–
Total Assets	629,021,966	42,470,948	32,674,045	25,596,917

LIABILITIES:

Payable for capital shares redeemed	440,346	807	120	–
Payable for securities purchased	3,031,675	2,562,620	3,293,093	–
Accrued expenses:
Management fees	376,761	40,048	35,563	20,472
12b-1 distribution and service fees	99,939	8,269	–	–
Other payables	185,009	–	–	–
Total Liabilities	4,133,730	2,611,744	3,328,776	20,472
Net Assets	$624,888,236	$39,859,204	$29,345,269	$25,576,445

NET ASSETS CONSIST OF:

Paid-in capital	$471,783,272	$29,851,322	$19,379,493	$22,226,804
Total Distributable Earnings	153,104,964	10,007,882	9,965,776	3,349,641
Net Assets	$624,888,236	$39,859,204	$29,345,269	$25,576,445

PRICING OF RETAIL CLASS SHARES:

Net assets	$485,082,022	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	21,149,018	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$22.94	N/A	N/A	N/A

PRICING OF INSTITUTIONAL CLASS SHARES:

Net assets	$139,806,214	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	6,177,297	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$22.63	N/A	N/A	N/A

PRICING OF SHARES:

Net assets	N/A	$39,859,204	$29,345,269	$25,576,445
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	N/A	1,308,735	1,501,760	2,233,796
Net assets value, offering price and redemption price per share	N/A	$30.46	$19.54	$11.45

See Notes to Financial Statements.

24	www.jamesinvestment.com

James Advantage Funds	Statements of Operations

For the Year Ended June 30, 2021

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
INVESTMENT INCOME:
Dividends (Net of withholding taxes of $34,965, $1,865, $824 and $846, respectively)	$5,472,114	$644,234	$374,557	$250,713
Interest	7,368,011	–	–	81,664
Total Investment Income	12,840,125	644,234	374,557	332,377
EXPENSES:
Management fees	4,763,901	423,614	359,497	227,432
12b-1 distribution and service fees - Retail Class	1,260,401	–	–	–
12b-1 distribution and service fees	–	86,628	–	–
Interest expense	16	35	19	–
Administration fee	458,343	–	–	–
Transfer agent fee	141,619	–	–	–
Custodian fees	53,630	–	–	–
Professional fees	151,749	–	–	–
Trustee fees	188,093	9,525	6,666	6,505
Registration fees	46,822	–	–	–
Shareholder report printing and mailing	40,410	–	–	–
Other expenses	90,093	–	–	–
Total Expenses	7,195,077	519,802	366,182	233,937
Net Investment Income	5,645,048	124,432	8,375	98,440
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Investments	41,828,370	4,807,864	3,202,741	841,906
Foreign currency transactions	155,275	–	–	(13)
Total realized gain/(loss)	41,983,645	4,807,864	3,202,741	841,893
Net change in unrealized appreciation on investments	45,868,714	11,848,829	7,199,404	4,212,132
Net change in unrealized depreciation on foreign currency translation	(12)	–	–	(4)
Total change in unrealized appreciation	45,868,702	11,848,829	7,199,404	4,212,128
Net Realized and Unrealized Gain on Investments	87,852,347	16,656,693	10,402,145	5,054,021
Net Increase in Net Assets Resulting from Operations	$93,497,395	$16,781,125	$10,410,520	$5,152,461

See Notes to Financial Statements.

Annual Report | June 30, 2021	25

Statements of Changes in Net Assets	James Balanced: Golden Rainbow Fund

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
FROM OPERATIONS:

Net investment income	$5,645,048	$11,393,186
Net realized gain	41,983,645	107,085
Net change in unrealized appreciation/(depreciation)	45,868,702	(17,921,840)
Net increase/(decrease) in net assets resulting from operations	93,497,395	(6,421,569)

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class Shares:
From distributable earnings	(4,931,605)	(11,438,111)
Institutional Class Shares:
From distributable earnings	(1,816,273)	(4,402,203)
Decrease in net assets from distributions to shareholders	(6,747,878)	(15,840,314)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	12,656,900	27,111,849
Net asset value of shares issued in reinvestment of distributions to shareholders	4,810,643	11,140,768
Payments for shares redeemed	(133,740,808)	(258,653,190)
Net Decrease in net assets from Retail Class capital share transactions	(116,273,265)	(220,400,573)

Institutional Class Shares:
Proceeds from shares sold	10,495,062	20,785,892
Net asset value of shares issued in reinvestment of distributions to shareholders	1,688,146	3,792,084
Payments for shares redeemed	(63,258,885)	(152,450,448)
Net Decrease in net assets from Institutional Class capital share transactions	(51,075,677)	(127,872,472)
Total Decrease in Net Assets	(80,599,425)	(370,534,928)

NET ASSETS:

Beginning of year	705,487,661	1,076,022,589
End of year	$624,888,236	$705,487,661

See Notes to Financial Statements.

26	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	587,318	1,306,726
Shares issued in reinvestment of distributions to shareholders	223,731	540,113
Shares redeemed	(6,264,818)	(12,537,191)
Net Decrease in shares outstanding	(5,453,769)	(10,690,352)
Shares outstanding, beginning of year	26,602,787	37,293,139
Shares outstanding, end of year	21,149,018	26,602,787

Institutional Class Shares:
Shares sold	490,130	1,024,302
Shares issued in reinvestment of distributions to shareholders	79,472	186,405
Shares redeemed	(3,027,655)	(7,468,833)
Net Decrease in shares outstanding	(2,458,053)	(6,258,126)
Shares outstanding, beginning of year	8,635,350	14,893,476
Shares outstanding, end of year	6,177,297	8,635,350

See Notes to Financial Statements.

Annual Report | June 30, 2021	27

Statements of Changes in Net Assets	James Small Cap Fund

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
FROM OPERATIONS:

Net investment income	$124,432	$167,785
Net realized gain/(loss)	4,807,864	(4,498,063)
Net change in unrealized appreciation/(depreciation)	11,848,829	(3,226,659)
Net increase/(decrease) in net assets resulting from operations	16,781,125	(7,556,937)

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings	(177,673)	–
Decrease in net assets from distributions to shareholders	(177,673)	–

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	1,278,499	2,570,677
Net asset value of shares issued in reinvestment of distributions to shareholders	176,005	–
Payments for shares redeemed	(7,204,736)	(8,273,579)
Net Decrease in net assets from capital share transactions	(5,750,232)	(5,702,902)
Total Increase/(Decrease) in Net Assets	10,853,220	(13,259,839)

NET ASSETS:

Beginning of year	29,005,984	42,265,823
End of year	$39,859,204	$29,005,984

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	52,647	119,537
Shares issued in reinvestment of distributions to shareholders	7,349	–
Shares redeemed	(294,381)	(396,690)
Net Decrease in shares outstanding	(234,385)	(277,153)
Shares outstanding, beginning of year	1,543,120	1,820,273
Shares outstanding, end of year	1,308,735	1,543,120

See Notes to Financial Statements.

28	www.jamesinvestment.com

James Micro Cap Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
FROM OPERATIONS:

Net investment income	$8,375	$96,482
Net realized gain/(loss)	3,202,741	(2,129,133)
Net change in unrealized appreciation/(depreciation)	7,199,404	(2,592,497)
Net increase/(decrease) in net assets resulting from operations	10,410,520	(4,625,148)

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings	(125,693)	(880,621)
Decrease in net assets from distributions to shareholders	(125,693)	(880,621)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	1,340,609	1,113,550
Net asset value of shares issued in reinvestment of distributions to shareholders	125,625	877,987
Payments for shares redeemed, net of redemption fees	(1,986,256)	(3,505,536)
Net Decrease in net assets from capital share transactions	(520,022)	(1,513,999)
Total Increase/(Decrease) in Net Assets	9,764,805	(7,019,768)

NET ASSETS:

Beginning of year	19,580,464	26,600,232
End of year	$29,345,269	$19,580,464

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	77,533	76,686
Shares issued in reinvestment of distributions to shareholders	8,043	53,384
Shares redeemed	(122,405)	(262,319)
Net Decrease in shares outstanding	(36,829)	(132,249)
Shares outstanding, beginning of year	1,538,589	1,670,838
Shares outstanding, end of year	1,501,760	1,538,589

See Notes to Financial Statements.

Annual Report | June 30, 2021	29

Statements of Changes in Net Assets	James Aggressive Allocation Fund

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
FROM OPERATIONS:

Net investment income	$98,440	$263,686
Net realized gain/(loss)	841,893	(2,408,560)
Net change in unrealized appreciation	4,212,128	196,503
Net increase/(decrease) in net assets resulting from operations	5,152,461	(1,948,371)

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings	(195,964)	(245,700)
Decrease in net assets from distributions to shareholders	(195,964)	(245,700)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	441,194	2,170,346
Net asset value of shares issued in reinvestment of distributions to shareholders	195,716	244,861
Payments for shares redeemed	(811,980)	(2,361,900)
Net Increase/(Decrease) in net assets from capital share transactions	(175,070)	53,307
Total Increase/(Decrease) in Net Assets	4,781,427	(2,140,764)

NET ASSETS:

Beginning of year	20,795,018	22,935,782
End of year	$25,576,445	$20,795,018

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	41,668	209,430
Shares issued in reinvestment of distributions to shareholders	19,057	23,100
Shares redeemed	(79,983)	(228,978)
Net Increase/(Decrease) in shares outstanding	(19,258)	3,552
Shares outstanding, beginning of year	2,253,054	2,249,502
Shares outstanding, end of year	2,233,796	2,253,054

See Notes to Financial Statements.

30	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund – Retail Class	Financial Highlights

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Net asset value - beginning of year	$20.08	$20.69	$23.32	$24.70	$24.14
Income/(Loss) from investment operations:
Net investment income(a)	0.17	0.26	0.25	0.26	0.25
Net realized and unrealized gain/(loss)	2.90	(0.50)	(0.64)	0.24	0.68
Total from investment operations	3.07	(0.24)	(0.39)	0.50	0.93

Less distributions:
From net investment income	(0.18)	(0.22)	(0.29)	(0.27)	(0.28)
From net realized gain on investments	(0.03)	(0.15)	(1.95)	(1.61)	(0.09)
Total distributions	(0.21)	(0.37)	(2.24)	(1.88)	(0.37)
Paid-in capital from redemption fees	–	–	–	–	0.00 (b)
Net asset value at end of year	$22.94	$20.08	$20.69	$23.32	$24.70

Total return	15.38%	(1.18)%	(1.24)%	1.87%	3.92%

Net assets, end of year (in thousands)	$485,082	$534,314	$771,733	$1,514,451	$2,163,786

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.16%	1.13%	1.06%	0.99%	0.96%
Ratio of net investment income to average net assets	0.81%	1.25%	1.14%	1.05%	1.02%
Portfolio turnover rate	57%	36%	71%	75%	46%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than $0.005 per share.

See Notes to Financial Statements.

Annual Report | June 30, 2021	31

Financial Highlights	James Balanced: Golden Rainbow Fund – Institutional Class

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Net asset value - beginning of year	$19.82	$20.43	$23.06	$24.44	$23.89
Income/(Loss) from investment operations:
Net investment income(a)	0.22	0.31	0.30	0.31	0.31
Net realized and unrealized gain/(loss)	2.86	(0.50)	(0.63)	0.25	0.68
Total from investment operations	3.08	(0.19)	(0.33)	0.56	0.99

Less distributions:
From net investment income	(0.24)	(0.27)	(0.35)	(0.33)	(0.35)
From net realized gain on investments	(0.03)	(0.15)	(1.95)	(1.61)	(0.09)
Total distributions	(0.27)	(0.42)	(2.30)	(1.94)	(0.44)
Paid-in capital from redemption fees	–	–	–	–	0.00 (b)
Net asset value at end of year	$22.63	$19.82	$20.43	$23.06	$24.44

Total return	15.63%	(0.93)%	(0.99)%	2.16%	4.19%

Net assets, end of year (in thousands)	$139,806	$171,173	$304,290	$836,234	$1,220,095

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.91%	0.88%	0.80%	0.74%	0.71%
Ratio of net investment income to average net assets	1.06%	1.51%	1.38%	1.30%	1.27%
Portfolio turnover rate	57%	36%	71%	75%	46%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than $0.005 per share.

See Notes to Financial Statements.

32	www.jamesinvestment.com

James Small Cap Fund	Financial Highlights

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Net asset value - beginning of year	$18.80	$23.22	$30.13	$33.96	$30.64
Income/(Loss) from investment operations:
Net investment income/(loss)(a)	0.09	0.10	(0.01)	(0.10)	0.21
Net realized and unrealized gain/(loss)	11.70	(4.52)	(4.76)	3.82	3.28
Total from investment operations	11.79	(4.42)	(4.77)	3.72	3.49

Less distributions:
From net investment income	(0.13)	–	–	(0.19)	(0.17)
From net realized gain on investments	–	–	(2.14)	(7.36)	–
Total distributions	(0.13)	–	(2.14)	(7.55)	(0.17)
Net asset value at end of year	$30.46	$18.80	$23.22	$30.13	$33.96

Total return	62.87%	(19.04)%	(15.63)%	11.41%	11.36%

Net assets, end of year (in thousands)	$39,859	$29,006	$42,266	$58,267	$67,603

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	0.36%	0.46%	(0.02)%	(0.32)%	0.62%
Portfolio turnover rate	42%	35%	75%	124%	129%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.

Annual Report | June 30, 2021	33

Financial Highlights	James Micro Cap Fund

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Net asset value - beginning of year	$12.73	$15.92	$17.88	$17.27	$15.03
Income/(Loss) from investment operations:
Net investment income/(loss)(a)	0.01	0.06	0.01	(0.04)	0.04
Net realized and unrealized gain/(loss)	6.88	(2.70)	(1.06)	1.99	2.20
Total from investment operations	6.89	(2.64)	(1.05)	1.95	2.24

Less distributions:
From net investment income	(0.07)	(0.04)	–	(0.06)	–
From net realized gain on investments	(0.01)	(0.51)	(0.91)	(1.29)	–
Total distributions	(0.08)	(0.55)	(0.91)	(1.35)	–
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.01	0.00 (b)
Net asset value at end of year	$19.54	$12.73	$15.92	$17.88	$17.27

Total return	54.32%	(17.38)%	(5.25)%	11.62%	14.90%

Net assets, end of year (in thousands)	$29,345	$19,580	$26,600	$28,805	$31,809

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	0.03%	0.41%	0.05%	(0.22)%	0.23%
Portfolio turnover rate	55%	35%	65%	37%	97%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than $0.005 per share.

See Notes to Financial Statements.

34	www.jamesinvestment.com

James Aggressive Allocation Fund	Financial Highlights

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Net asset value - beginning of year	$9.23	$10.20	$10.66	$10.00	$9.47
Income/(Loss) from investment operations:
Net investment income(a)	0.04	0.12	0.13	0.10	0.09
Net realized and unrealized gain/(loss)	2.27	(0.98)	(0.50)	0.64	0.53
Total from investment operations	2.31	(0.86)	(0.37)	0.74	0.62

Less distributions:
From net investment income	(0.09)	(0.11)	(0.09)	(0.08)	(0.09)
Total distributions	(0.09)	(0.11)	(0.09)	(0.08)	(0.09)
Net asset value at end of year	$11.45	$9.23	$10.20	$10.66	$10.00

Total return	25.12%	(8.60)%	(3.40)%	7.36%	6.54%

Net assets, end of year (in thousands)	$25,576	$20,795	$22,936	$10,989	$9,954

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.01%	0.98%	0.98%	0.98%	0.98%
Ratio of net investment income to average net assets	0.42%	1.17%	1.29%	0.90%	0.95%
Portfolio turnover rate	77%	80%	69%	219%	198%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.

Annual Report | June 30, 2021	35

Notes to Financial Statements	James Advantage Funds

June 30, 2021

1. ORGANIZATION

James Advantage Funds (the “Trust”) is an open-end management investment company that was organized as an Ohio business trust on August 29, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Micro Cap Fund, and James Aggressive Allocation Fund are each a diversified series of the Trust (individually a “Fund,” collectively the “Funds”). Each class of James Balanced: Golden Rainbow Fund represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees and shareholder features. The Retail Class shares are subject to distribution (12b-1) fees but have a lower minimum investment requirement and offer certain shareholder services not available to Institutional Class shareholders. The Institutional Class shares are not subject to distribution (12b-1) fees and are available only through investment advisers and bank trust departments that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other investors that are approved by management of the Trust).

James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The James Balanced: Golden Rainbow Fund seeks to achieve its objective by investing primarily in common stocks and/or debt securities that the Fund’s adviser, James Investment Research, Inc. (“James” or the “Adviser”), believes are undervalued.

James Small Cap Fund seeks to provide long-term capital appreciation. The James Small Cap Fund seeks to achieve its objective by investing primarily in common stocks of small capitalization companies. The Adviser defines small capitalization as those companies with market capitalizations at the time of purchase no larger than the stocks in the James Small Cap Fund’s benchmark, the Russell 2000® Index. As of June 30, 2021, the stock with the maximum capitalization in the Russell 2000® Index had a capitalization of $29.10 billion.

James Micro Cap Fund seeks to provide long-term capital appreciation. The James Micro Cap Fund seeks to achieve its objective by investing primarily in common stocks of micro capitalization companies. Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the Russell Microcap® Index, including exchange traded funds (“ETFs”) that invest primarily in such securities. As of June 30, 2021, the stock with the maximum capitalization in the Russell Microcap® Index had a capitalization of $6.10 billion.

James Aggressive Allocation Fund seeks to provide total return through a combination of growth and income. Preservation of capital in declining markets is a secondary objective. The James Aggressive Allocation Fund will generally run equity allocations of 60% or higher and, therefore, could be more volatile than a more conservative fund that holds a smaller percentage of its assets in stocks. Due to its aggressive nature, the James Aggressive Allocation Fund will generally have a turnover ratio much higher than the James Balanced: Golden Rainbow Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements, in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946.

Share Valuation

The net asset value per share of each Fund, other than the James Balanced: Golden Rainbow Fund, is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The net asset value per share of each class of shares of the James Balanced: Golden Rainbow Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the James Micro Cap Fund are subject to a redemption fees of 2% if redeemed within 180 days of purchase. Redemption fees received by the James Micro Cap Fund were $260 and $1,201 for the year ended June 30, 2021 and the year ended June 30, 2020, respectively. The redemption fees are reflected in the “Payment for shares redeemed, net of redemption fee” in the Statements of Changes in Net Assets.

Securities Valuation

Securities are valued at fair value. The Funds' portfolio securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Equity securities that are traded on any exchange, including closed-end funds and exchange-traded funds, are valued at the last quoted sale price on the exchange or market in which such securities are principally traded. Lacking a last sale price, a security is valued at its last bid price except when, in James’ opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ® over-the-counter market are valued at their NASDAQ® Official Closing Price (“NOCP”) for all NASDAQ® National Market (“NNM”) and NASDAQ® Capital Market® securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the time as of which a Fund calculates its net asset value) that materially affects a security’s value, when James determines that the market quotation does not accurately reflect the current value or when a non-144A restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”). Corporate bonds, U.S. government agencies, U.S. Treasury bonds & notes, foreign, and municipal bonds are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information of comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing service generally uses models that consider trade data, prepayment, and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities or when prices are not readily available from a pricing service, those securities will be priced at fair value as determined in good faith by the Adviser. Shares of open-end investment companies are valued at net asset value.

36	www.jamesinvestment.com

James Advantage Funds	Notes to Financial Statements

June 30, 2021

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing the Funds. The values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

In accordance with the Trust’s good faith pricing guidelines, James is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings, (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers), or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 -	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; or

Level 3 -	Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Annual Report | June 30, 2021	37

Notes to Financial Statements	James Advantage Funds

June 30, 2021

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2021:

James Balanced: Golden Rainbow Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$321,999,873	$–	$–	$321,999,873
Exchange Traded Funds	58,712,924	–	–	58,712,924
Corporate Bonds	–	59,378,565	–	59,378,565
Municipal Bonds	–	17,483,539	–	17,483,539
U.S. Government Agencies	–	23,533,873	–	23,533,873
Mortgage Backed Securities	–	21,666,700	–	21,666,700
U.S. Treasury Bonds & Notes	101,574,240	–	–	101,574,240
Short Term Investments	17,460,998	–	–	17,460,998
Total	$499,748,035	$122,062,677	$–	$621,810,712

James Small Cap Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$38,341,003	$–	$–	$38,341,003
Short Term Investments	2,306,313	–	–	2,306,313
Total	$40,647,316	$–	$–	$40,647,316

James Micro Cap Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$27,203,784	$–	$–	$27,203,784
U.S. Treasury Bonds & Notes	1,001,790	–	–	1,001,790
Short Term Investments	2,658,587	–	–	2,658,587
Total	$30,864,161	$–	$–	$30,864,161

James Aggressive Allocation Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$18,203,920	$–	$–	$18,203,920
Exchange Traded Funds	2,450,302	–	–	2,450,302
Corporate Bonds	–	1,277,796	–	1,277,796
U.S. Government Agencies	–	994,716	–	994,716
U.S. Treasury Bonds & Notes	1,692,942	–	–	1,692,942
Short Term Investments	952,058	–	–	952,058
Total	$23,299,222	$2,272,512	$–	$25,571,734

*	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

38	www.jamesinvestment.com

James Advantage Funds	Notes to Financial Statements

June 30, 2021

Investment Transactions

Investment transactions are recorded on a trade date basis. Gains and losses are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds will instruct its custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. As of June 30, 2021, the Funds did not hold when-issued securities or delayed delivery purchase commitments.

Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation

The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, provided by WM Reuters, at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized and between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on all debt securities. Amortization and accretion is calculated using the effective yield method.

Dividend income includes dividends earned on Real Estate Investment Trusts (“REITs”), which may include a return of capital. As such, important taxation issues may arise, which the Funds account for when information is provided by the issuing REIT.

Due to the actual character of dividends paid by REITs not being available until the end of the calendar year, the net investment income and long-term capital gains of the Funds can be different on the tax return compared to this annual report. Substantial unanticipated levels of return of capital may affect the Funds’ earnings and profits from which distributions are made.

Distributions received from Limited Partnership investments of a Fund are usually recorded as a return of capital and are excluded from available income in the calculation of distributions paid by the Funds. Return of capital is recorded as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedule of Investments.

Dividends and Distributions to Shareholders

Net investment income, if any, is generally declared and distributed to shareholders of each Fund on at least an annual basis. Net realized capital gains from security transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Allocation of Income and Expense

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the James Balanced: Golden Rainbow Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. The Adviser pays the expenses of each Fund, except for the James Balanced: Golden Rainbow Fund. These expenses exclude the management fees, detailed in Note 4, brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested person trustees, 12b-1 fees and extraordinary expenses. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Epidemic and Pandemic Risk

Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Annual Report | June 30, 2021	39

Notes to Financial Statements	James Advantage Funds

June 30, 2021

London Interbank Offered Rate Risk

Holdings of certain of the Funds’ underlying investments, and the Funds’ financing terms, may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. The administrator of LIBOR announced an intention to delay the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of LIBOR publications to end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds’ transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Funds or the Funds’ investments cannot yet be determined.

Federal Income Taxes

The Funds generally intend to distribute all taxable income and capital gains to shareholders, if any, and to otherwise continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies. Therefore, no federal tax provision is required.

As of and during the year ended June 30, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications, which are determined in accordance with federal income tax regulations, result primarily from earnings and profits being distributed to shareholders on redemptions in the current year.

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
Paid-in capital	$3,588,590	$–	$–	$–
Total Distributable Earnings	(3,588,590)	–	–	–

As of June 30, 2021, the components of distributable earnings on a tax basis were as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
Tax cost of portfolio investments	$498,854,928	$28,506,363	$21,657,766	$20,211,261
Gross unrealized appreciation	$124,383,968	$12,883,254	$9,526,526	$5,454,704
Gross unrealized depreciation	(1,428,184)	(742,301)	(320,131)	(94,231)
Net appreciation/(depreciation) of foreign currency	(15)	0	0	(4)
Net unrealized appreciation	122,955,769	12,140,953	9,206,395	5,360,469
Accumulated capital gains/(losses)	30,149,195	(2,247,505)	759,381	(2,026,376)
Undistributed ordinary income	–	114,434	–	15,548
Total	$153,104,964	$10,007,882	$9,965,776	$3,349,641

The difference between the cost of portfolio investments on a tax basis and financial statement cost for the Funds is due primarily to the deferral of wash sale losses and to the differing treatment of certain investments under income tax regulations and U.S. GAAP.

The tax character of distributions paid for the year ended June 30, 2021 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
Ordinary Income	$5,853,072	$177,673	$106,522	$195,964
Long-Term Capital Gains	894,806	–	19,171	–
Total	$6,747,878	$177,673	$125,693	$195,964

40	www.jamesinvestment.com

James Advantage Funds	Notes to Financial Statements

June 30, 2021

The tax character of distributions paid for the year ended June 30, 2020 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
Ordinary Income	$9,343,727	$–	$64,550	$245,700
Long-Term Capital Gains	6,496,587	–	816,071	–
Total	$15,840,314	$–	$880,621	$245,700

Capital Losses

Under the Code, Capital Losses are carried over to future tax years and will retain their character as either short-term or long-term capital losses. These losses do not include any late year capital losses (losses arising in the period from November 1st through June 30th) that the Funds have elected to defer for the current fiscal year. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Code and related regulations based on the results of future transactions.

Capital losses carried forward to the next tax year were as follows:

	Short Term	Long Term
James Small Cap Fund	$2,247,505	$–
James Aggressive Allocation Fund	2,026,376	–

The Funds elect to defer to the year ending June 30, 2022 ordinary losses recognized during the period January 1, 2021 through June 30, 2021 in the amount of:

Amount
James Micro Cap Fund	$66,215

3.  INVESTMENT TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term U.S. Government obligations for the year ended June 30, 2021 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$26,631,083	$169,568,628
James Micro Cap Fund	1,001,875	–
James Aggressive Allocation Fund	1,249,336	4,192,791

Purchases and sales (including maturities) of investments in long-term securities other than U.S. Government Obligations for the year ended June 30, 2021 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$335,936,414	$371,147,438
James Small Cap Fund	13,845,507	19,355,102
James Micro Cap Fund	11,735,958	13,611,525
James Aggressive Allocation Fund	15,763,542	13,719,049

4.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement

The Funds retain James to manage the Funds’ investments. The investment decisions for the Funds are made by a committee of James’ personnel, which is primarily responsible for the day-to-day management of each Fund’s portfolio and pursuant to separate management agreements between the Trust, on behalf of each Fund and the Adviser (the “Investment Management Agreements”).

The Funds pay James on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets.

James Balanced: Golden Rainbow Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.74%
Over $500 million and including $1 billion	0.70%
Over $1 billion and including $2 billion	0.65%
Over $2 billion	0.60%

James Small Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

Annual Report | June 30, 2021	41

Notes to Financial Statements	James Advantage Funds

June 30, 2021

James Micro Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.50%
Over $500 million	1.45%

James Aggressive Allocation Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.98%
Over $500 million and including $1 billion	0.95%
Over $1 billion and including $2 billion	0.90%
Over $2 billion	0.85%

Advisory fees for the James Small Cap Fund and the James Micro Cap Fund are reduced by the fees and expenses of the non-interested trustees incurred by the applicable Fund. Under the Investment Management Agreement, the Adviser is responsible for the payment of all operating expenses of the James Small Cap Fund, James Micro Cap Fund, and James Aggressive Allocation Fund, except for brokerage fees and commissions, taxes, interest, fees and expenses of non-interested person trustees, 12b-1 expenses and extraordinary expenses. Adviser is not entitled to recoupment of such expenses.

Administrative Services Agreement

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by James Balanced: Golden Rainbow Fund, for itself, and paid by James for the remaining Funds, subject to a minimum monthly fee. Pursuant to an administrative agreement, ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations. Administration fees paid by the Funds for the year ended June 30, 2021, are disclosed in the Statements of Operations.

Transfer Agency and Services Agreement

ALPS, pursuant to a Transfer Agency and Services Agreement with the Trust, serves as transfer agent for the Funds. Under the Transfer Agency and Services Agreement, ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. These fees and reimbursements for out-of-pocket expenses are paid by James Balanced: Golden Rainbow Fund, for itself, and by James for the remaining Funds. Transfer agent fees paid by the Funds for the year ended June 30, 2021, are disclosed in the Statements of Operations.

Plans of Distribution

The James Balanced: Golden Rainbow Fund (Retail Class) and James Small Cap Fund have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. These expenses are reflected as 12b-1 distribution and service fees on the Statements of Operations. Payments under a Plan are made to the Adviser, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by the James Small Cap Fund and the Retail Class of the James Balanced: Golden Rainbow Fund, under its Plan is 0.25% of its average daily net assets for the year. The Plans are compensation plans, which means that payments are made to the Adviser regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan, and the Adviser is permitted to retain the excess. It is also possible that 12b-1 expenses paid by the Adviser for a period will exceed the payments received by the Adviser, in which case the Adviser may pay such excess expenses out of its own resources. Payments received by the Adviser under the Plans are in addition to the fees paid to the Adviser pursuant to the Management Agreements. The Plans require that the Adviser act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution and shareholder services expenses on behalf of the Funds. The Funds’ distributor, ALPS Distributors, Inc., validates all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before the Adviser will make such payments.

Trustee Fees

Each Trustee who is not an officer or employee of the Adviser, or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $7,900, (2) a per meeting fee for regularly scheduled meetings of $2,100, (3) an audit committee fee of $1,000 paid to the audit committee chair and $500 to the other Independent Trustees, (4) $2,100 for any special meeting held outside of a regularly scheduled board meeting that the Trustee is required to attend in person, (5) $210 for any special telephonic meetings held outside of a regularly scheduled board meeting, and (6) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Such fees are presented on the Statements of Operations as Trustee Fees.

5. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. LINE OF CREDIT

Each Fund has a revolving line of credit agreement with U.S. Bank, N.A. (the “Bank”). Borrowings under these arrangements are secured by investments held in the Funds’ portfolios as notated on the Schedules of Investments and bear interest at the Bank’s prime rate. As of June 30, 2021, none of the Funds had outstanding borrowings under the line of credit agreement. For the year ended June 30, 2021, the James Balanced: Golden Rainbow Fund, James Small Cap Fund and James Micro Cap Fund utilized their line of credit. The average amount of borrowings was $180,000 over 1 day with a weighted-average interest rate of 3.25% for the James Balanced: Golden Rainbow Fund. The average amount of borrowings was $196,000 over 2 days with a weighted-average interest rate of 3.25% for the James Small Cap Fund.

42	www.jamesinvestment.com

James Advantage Funds	Notes to Financial Statements

June 30, 2021

The average amount of borrowings was $212,000 over 1 day with a weighted-average interest rate of 3.25% for the James Micro Cap Fund. During the year ended June 30, 2021, the James Aggressive Allocation Fund did not utilize the line of credit. Interest on funded and unfunded loans was $16 for the James Balanced: Golden Rainbow Fund, $35 for the James Small Cap Fund and $19 for the James Micro Cap Fund for the year ended June 30, 2021. Each Fund’s line of credit agreement was due to expire July 7, 2021 and was renewed for one year.

The terms of the agreements can be characterized as follows:

Fund	Maximum Balance Available	Interest Rate	Expiration Date
James Balanced: Golden Rainbow Fund	$30,000,000	Prime Rate*	July 6, 2022
James Small Cap Fund	$2,000,000	Prime Rate*	July 6, 2022
James Micro Cap Fund	$1,250,000	Prime Rate*	July 6, 2022
James Aggressive Allocation Fund	$750,000	Prime Rate*	July 6, 2022

*	The rate at which the Bank announces as its prime lending rate.

Annual Report | June 30, 2021	43

Report of Independent Registered Public Accounting Firm	James Advantage Funds

To the shareholders and the Board of Trustees of James Advantage Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of James Advantage Funds comprising the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Micro Cap Fund, and James Aggressive Allocation Fund (the "Funds"), including the schedules of investments, as of June 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Funds, and the related notes.

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

August 26, 2021

We have served as the auditor of one or more James Advantage Funds investment companies since 1998.

44	www.jamesinvestment.com

James Advantage Funds	Additional Information

June 30, 2021 (Unaudited)

PROXY VOTING GUIDELINES

James is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that James uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free 1-800-995-2637. These items are also available on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Funds' portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file a complete schedule of portfolio holdings with the Commission for the first and third quarters of the Funds' fiscal year on Part F of Form N-PORT. Portfolio holdings filed on Form N-PORT become publicly available on the Commission's website at http://www.sec.gov within 60 days after the end of that Funds' fiscal quarter. Schedules of portfolio holdings are also available at www.jamesinvestment.com, or upon request, without charge by calling at 1-800-995-2637.

TAX DESIGNATIONS

Qualified Dividend Income

The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2020 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

Amount
James Balanced: Golden Rainbow Fund	77.39%
James Small Cap Fund	100.00%
James Micro Cap Fund	100.00%
James Aggressive Allocation Fund	100.00%

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2020 qualify for the corporate dividends received deduction:

Amount
James Balanced: Golden Rainbow Fund	74.10%
James Small Cap Fund	100.00%
James Micro Cap Fund	100.00%
James Aggressive Allocation Fund	100.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, James Balanced: Golden Rainbow Fund designated $34,545,386 and James Advantage Micro Cap Fund designated $844,766 as long-term capital gains dividend.

The amount above for James Balanced Golden Rainbow Fund includes $3,501,385 of earnings and profits distributed to shareholders on redemptions. The James Advantage Micro Cap Fund did not include redemptions to shareholders as distributions of earnings and profit against long term capital gains.

Annual Report | June 30, 2021	45

Disclosure Regarding Approval of Fund Advisory Agreements	James Advantage Funds

June 30, 2021 (Unaudited)

The Board, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the continuation of each current advisory agreement between the Adviser and the Trust, with respect to the James Aggressive Allocation Fund, the James Balanced: Golden Rainbow Fund, the James Micro Cap Fund and the James Small Cap Fund (the “Management Agreements”) at a meeting on February 24, 2021. In renewing and approving the Management Agreements, the Board, including the Independent Trustees, considered the following factors:

Nature, Extent and Quality of Services

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Funds under the Management Agreements. The Board reviewed certain background materials supplied by the Adviser, including its organizational structure and Form ADV.

The Board reviewed and considered information regarding the Adviser’s investment advisory personnel, its history as an asset manager and its performance, and the amount of assets currently under management by Adviser and its affiliated investment adviser. The Board also took into account the research and decision-making processes used by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of each Fund. The Board noted that the Adviser continues to primarily rely on in-house research when making its investment decisions for each Fund.

The Board considered the background and experience of the Adviser’s management in connection with the Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Funds, and the Fund’s officers.

The Board also reviewed, among other things, the Adviser’s compliance policies generally, including its insider trading policies and procedures and its Code of Ethics.

The Board discussed each Fund’s strategy for investing in other investment companies, such as closed-end mutual funds and exchange-traded funds, to gain exposure to particular investment products, indexes, or foreign market sectors or indices.

Based on the information provided, the Board determined that the nature, extent and quality of services rendered by the Adviser to each Fund under the applicable Management Agreement was adequate and appropriate in light of the needs of such Fund. Based on the information provided, the Board also determined that the fees to be paid to the Adviser are based on services provided that are in addition to, rather than duplicative of, the services provided under the advisory agreements of other investment companies owned by the Funds.

Cost of Services Provided

The Board also reviewed the current management fees and net annual operating expense ratios of each Fund, comparing them with the management fees of a peer group of funds with the same, or very similar, investment objectives and strategies. According to the Adviser, each peer group had been selected based on the investment style and strategies employed by the Funds, as well as by asset size, and was in large part, consistent with the peer group that had been used in prior periods and in other similar reports provided to the Trustees from time to time.

The Board noted that all of the Funds, except the James Balanced: Golden Rainbow Fund, have a universal fee structure. Under the universal fee structure, the Adviser generally pays the expenses of the Fund. The Board noted that for the universal fee Funds, it would not be unreasonable for the Adviser to be compensated with a higher management fee relative to the peer group members that do not employ this universal fee structure, and that comparing the universal fee against the net annual operating expense ratios of comparable funds was of analytical value. The Board also reviewed calculations prepared by the Adviser to derive a “net adjusted management fee” for each of the universal fee Funds equal to the universal fee after deduction of all direct non-distribution expenses of the Fund paid by the Adviser. The Board reviewed the comparison of the net adjusted management fee for each Fund relative to the average management fee for its peer group. The Board also reviewed the net annual operating expense ratio for each Fund relative to its peer group, and noted that the James Balanced: Golden Rainbow Fund’s net expense ratio does not reflect an expense waiver.

The Board further noted that some of the funds in the peer groups were one class of a fund that had many classes or were one fund of a much larger fund complex and, thus, could benefit from economies of scale provided by the other classes of such fund or complex.

Based on the information provided, the Board determined that the actual management fee for the James Balanced: Golden Rainbow Fund: Retail Class and the James Balanced: Golden Rainbow Fund: Institutional Class were higher than their respective peer group averages; the net adjusted management fee for the James Micro Cap Fund was higher than the Fund’s peer group average, while the net adjusted management fee for the James Small Cap Fund and the James Aggressive Allocation Fund were lower than their respective peer group averages.

46	www.jamesinvestment.com

James Advantage Funds	Disclosure Regarding Approval of Fund Advisory Agreements

June 30, 2021 (Unaudited)

Based on the information provided, the Board also determined that the net expense ratio for the James Aggressive Allocation Fund was lower than its peer group median, and that each other Fund’s net expense ratio was higher than its peer group median. The Board concluded that these differences were reasonable in light of the services provided by the Adviser and the contractual and actual management fees paid by the James Balanced: Golden Rainbow Fund and the net adjusted management fees paid by each other Fund.

Performance

The Board reviewed the performance data for each Fund provided by the Adviser, including (to the extent available), one-year, three-year, five-year and ten-year (or since inception, as applicable) average annual total returns as of December 31, 2020. The Board also reviewed comparisons of each Fund’s performance against peer group performance, Morningstar group performance, and respective benchmarks.

The Board noted that each Fund underperformed its respective peer group average for the one- three- five- year periods. The Board also noted that the James Balanced: Golden Rainbow Fund and the James Small Cap Fund each underperformed its peer group average for the ten-year period, while the James Micro Cap Fund had outperformed its peer group average during the same period. The Board discussed at length each Fund’s performance within the one- three- five- and ten- year periods, as applicable. The Board noted the Adviser’s statements regarding the cause of the Funds’ underperformance during each period and considered the recent refinement in the Adviser’s stock selection process.

Based on the information provided, the Board determined that, with the exception of the James Micro Cap Fund, each Fund underperformed its respective peer groups over each of the periods considered for each Fund, and that the performance during the one- and three-year periods had a significantly negative impact on the Funds’ otherwise more favorable long-term performance. The Board also considered the relatively short period since the implementation of changes in the Adviser’s stock selection process.

Comparable Accounts

The Board reviewed comparisons of the fees charged by the Adviser to each Fund against fees charged to certain private account clients of the Adviser using similar strategies, if any.

Based on the information provided, the Board determined that, bearing in mind the limitations of comparing different types of clients and the different levels of service typically associated with such client accounts, the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees payable by each Fund.

Adviser Profitability

The Board reviewed a profitability analysis provided by the Adviser with respect to each Fund for the twelve months ended September 30, 2020, reflecting revenues net of certain fees and expenses under each Management Agreement, and incorporating the Adviser’s assumptions and estimates of, among other items, direct expenses applied to each Fund. The Board also considered certain industry-related materials regarding the analysis of fund profitability and took note of other long-term industry and cyclical trends regarding profitability generally.

The Board discussed the assumptions and estimates included in the fund profitability analysis and received additional information from the Adviser about these assumptions and estimates. The Board considered the Adviser’s statements regarding the profitability of the Adviser with respect to certain Funds when exclusively third-party shareholders of such Fund are taken into account.

Based on the information provided, the Board determined that the overall profitability of each Fund to the Adviser, before taking into account distribution expenses incurred by the Adviser, was not unreasonable.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Funds would be shared with, and passed along to, the Fund shareholders under the Management Agreements. The Board noted that each Management Agreement included breakpoints in the management fee for each Fund, and that the James Balanced: Golden Rainbow Fund was benefitting from the breakpoints. The Board noted that due to a reduction in Fund assets and the Fund having a breakpoint schedule in its Management Agreement, the Fund has a higher weighted average management fee.

Based on the information provided, the Board determined there were mechanisms in place for each Fund to cause the benefits of economies of scale to be shared with, and passed along to, the Fund shareholders.

Annual Report | June 30, 2021	47

Disclosure Regarding Approval of Fund Advisory Agreements	James Advantage Funds

June 30, 2021 (Unaudited)

Other Benefits to the Adviser

The Board reviewed and considered material other incidental benefits derived or to be derived by the Adviser from its relationship with the Funds. The Board noted that the Adviser does not have any soft dollar arrangements. The Board also noted that the Adviser benefits from its association with the Funds, and that the Adviser benefits from cross marketing products. The Board then noted the Adviser’s statements that the management of the Funds may produce some economies of scale in security purchases, but they would be mainly in the fixed income markets and would be minor and infrequent.

Based on the information provided, the Board determined there were no material other benefits accruing to the Adviser in connection with its relationship with the Funds.

The Board indicated that the information presented and the discussion of the information were adequate for making a determination regarding the renewal of the Management Agreements. During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the Management Agreements, the Board had received sufficient information to renew and approve the applicable Agreement.

After further discussion, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Board unanimously determined that the continuation of each Management Agreement for an additional year was in the best interests of the applicable Fund and its shareholders.

48	www.jamesinvestment.com

James Advantage Funds	Liquidity Risk Management Program

June 30, 2021 (Unaudited)

The James Advantage Funds (“JAF” or the “Trust”) has established a liquidity risk management program (the “Program”) to govern the approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of the Compliance Officer, a trader and the Secretary of the Trust. JAF’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 19, 2021, the Board received a report from the Committee regarding the design and operational effectiveness of the Program during the Reporting Period. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

Annual Report | June 30, 2021	49

Trustees & Officers	James Advantage Funds

June 30, 2021 (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust under the laws of Ohio governing the responsibilities of trustees of business trusts. Following are the Trustees and executive officers of the Trust, their present occupation with the Trust or Funds, age and principal occupation during the past 5 years for the fiscal year ended June 30, 2021.

Additional information regarding the Fund’s Trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 1-800-995-2637.

INTERESTED TRUSTEE
Name/Address*/Age	Position(s) With Fund/Time Served/ During Past 5 years	Principal Occupation by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past Five Years
Barry R. James[1], CFA James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1956	President & Trustee since 1997	President and CEO, James Investment Research (2005 - present); CEO and Director, James Capital Alliance (1992 - present)	4	Director, Heart to Honduras (2006 – present) Director, FAIR Foundation (2010 - present)

INDEPENDENT TRUSTEES
Name/Address*/Age	Position(s) With Funds/Time Served/ During Past 5 years	Principal Occupation(s) by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past Five Years
Leslie L. Brandon Year of Birth: 1942	Trustee since 2003	Retired Partner, Ernst & Young LLP, Columbus, Ohio (1966 - 2000)	4	None
Ronald D. Brown Year of Birth: 1953	Trustee Since 2014	Interim President & Chief Executive Officer, Cincinnati Incorporated (2020); Interim Chief Executive Officer, LSI Industries Inc. (2018); Vice Chairman, The Armor Group (2017 – 2018); Chief Operating Officer, The Armor Group (2013 – 2017); Chief Financial Officer, Makino Inc. (2010 – 2013); Managing Director, Taft Business Consulting LLC. (2009 – 2013)	4	Director, LSI Industries, Inc. (2018-present); Director of AO Smith Corporation (2001 - present); Board Trustee of University of Cincinnati (2013 - present); Director, Zep, Inc. (2010 – 2015) Director of Makino Inc. (2010 - 2013)
Robert F. Chelle Year of Birth: 1948	Trustee since 2014	Retired Founding Director of the L. William Crotty Center for Entrepreneurial Leadership at the University of Dayton (1999 – 2015); President/CEO, High Voltage Maintenance Corp, Dayton, OH (1974-1999)	4	Director of DRT Mfg. Co. (2007 – present), Director of Prime Controls (2008 – present).
Richard C. Russell Year of Birth: 1946	Trustee since 2003	Consultant, Danis Companies (construction and real estate development firm), (2002 - present); Retired CEO & CFO, Danis Companies (1983-2002)	4	Director, Excellence in Motivation (1996 - present); Director, DRT Manufacturing, Co. (1999 - present); Director, Catholic Community Foundation for the Archdiocese of Cincinnati, Inc. (2015 – present); Director, Catholic Education Foundation for the Archdiocese of Cincinnati, Inc. (2015 – present);

*	All Trustees may be contacted at c/o The James Advantage Funds, Attn: Secretary, 1349 Fairground Road, Xenia, OH 45385.

[1]	Mr. James is an “interested person” of the Trust as defined in the 1940 Act because of his relationship to James Investment Research, Inc., which serves as the investment adviser to the Trust.

50	www.jamesinvestment.com

James Advantage Funds	Trustees & Officers

June 30, 2021 (Unaudited)

OFFICERS
Name/Address/Age	Positions Held With Fund/Date Service Began	Principal Occupation by Officer
Amy Broerman James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1972	Chief Financial Officer since 2018 Treasurer since 2012	Assistant Vice President of Operations, James Investment Research, Inc. (since 2008), Assistant Treasurer of James Advantage Funds (2002-2012)
Lesley Ott James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1983	Chief Compliance Officer since 2012	Chief Compliance Officer, James Investment Research, Inc. and James Capital Alliance, Inc. (since 2012), Chief Operating Officer, James Investment Research, Inc. (since 2020), Deputy Chief Operating Officer, James Investment Research, Inc. (2017-2019); Deputy Chief Compliance Officer, James Investment Research, Inc. and James Capital Alliance, Inc. (2010-2011)
Brian P. Shepardson James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1973	Secretary since 2018 Assistant Treasurer since 2015	First Vice President, James Investment Research, Inc. (since 2014), Assistant Vice President of James Investment Research, Inc. (2009-2014)
Richard Brian Culpepper James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1972	Assistant Secretary since 2011	Senior Vice President, James Investment Research, Inc. (since 2018),Vice President, James Investment Research, Inc. (2014-2018), First Vice President of James Investment Research, Inc. (2009-2014)
Cara Owen[2] c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1000 Denver, CO 80203 Year of Birth: 1981	Assistant Secretary since 2019	Vice President and Principal Legal Counsel, ALPS Fund Services, Inc. (since August, 2019); Vice President and Secretary, Boulder Income & Growth Fund, Inc. (since June 2020); Secretary, ALPS ETF Trust (since March 2020), ALPS Variable Investment Trust (since June 2021), Financial Investors Trust (since June 2021). Prior to Joining ALPS, Ms. Owen was Senior Counsel, Corporate & Investments, Great-West Life & Annuity Insurance Company; Senior Counsel & Assistant Secretary, Great- West Funds, Inc., Great-West Capital Management, LLC, Great-West Trust Company, LLC, and Advised Assets Group, LLC (2014-2019)
Matthew Shafroth, CPA c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1000 Denver, CO 80203 Year of Birth: 1982	Assistant Treasurer since 2021	Fund Controller of ALPS Fund Services, Inc. (since August 2020); Director of Marketing, High Country Activities (2019-2020; Fund Controller of ALPS Fund Services, Inc. (2018-2019); Assistant Treasurer, Griffin Funds (2018-2019); Assistant Controller of ALPS Fund Services, Inc. (2013-2018)

[2]	Effective August 13, 2021, Cara Owen resigned as Assistant Secretary to the Trust.

Annual Report | June 30, 2021	51

Privacy Policy	James Advantage Funds

June 30, 2021 (Unaudited)

Facts

What does James Advantage Funds do with your personal information?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons James Advantage Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does James Advantage Funds share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	YES	NO
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

Questions? Call 1-800-99 James

What we do:
How does James Advantage Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does James Advantage Funds collect my personal information?

We collect your personal information, for example, when you

•    open an account or deposit money

•    direct us to buy securities or direct us to sell your securities

•    seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•    sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•    affiliates from using your information to market to you.

•    sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

•    Our affiliates include financial companies, such as James Investment Research, Inc. and James Capital Alliance.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • James Advantage Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • James Advantage Funds does not jointly market.

52	www.jamesinvestment.com

INVESTMENT ADVISER
James Investment Research, Inc.
P.O. Box 8
Alpha, Ohio 45301
info@jamesinvestment.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Suite 400
1601 Wewatta Street
Denver, Colorado 80202

CUSTODIAN
U.S. Bank
425 Walnut Street
Cincinnati, Ohio 45202

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

TRANSFER AGENT
ALPS Fund Services, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

LEGAL COUNSEL
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, Colorado 80202

For information about the Funds, or to make inquiries about the Funds, please call 1-800-99JAMES (1-800-995-2637).

www.jamesinvestment.com

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)	Amendments: During the period covered by this report, there were no amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Not applicable to this report.

(f)	The registrant’s Code of Ethics for Principal Executives and Senior Financial Officers is attached as an Exhibit herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Leslie L. Brandon is an audit committee financial expert.  Mr. Brandon is "independent," pursuant to general instructions on Form N-CSR, Item 3.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees.

June 30, 2021	June 30, 2020
$90,000	$90,000

Such audit fees represent the aggregate fees billed for the fiscal years ended June 30, 2021 and June 30, 2020 for professional services rendered by Deloitte & Touche LLP for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees.

	Registrant	Adviser
June 30, 2021	$0	$0
June 30, 2020	$0	$0

Neither the registrant nor the adviser was billed any fees by Deloitte & Touche LLP for the fiscal years ended June 30, 2021 and June 30, 2020 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statement and not otherwise included under “Audit Fees” above.

(c)	Tax Fees.

	Registrant	Adviser
June 30, 2021	$11,980	$0
June 30, 2020	$11,980	$0

“Tax fees” shown in the table above were for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning. The natures of the services comprising the fees disclosed under this category involve the preparation of excise filings and income tax returns for the registrant.

(d)	All Other Fees.

	Registrant	Adviser
June 30, 2021	$0	$0
June 30, 2020	$0	$0

The registrant was not billed any fees by Deloitte & Touche LLP for products and services provided by Deloitte & Touche LLP, other than the services reported above in items (a) - (c), for the fiscal years ended June 30, 2021 and June 30, 2020.

(e)	Pre-Approval Policies and Procedures.

(1)	Pursuant to the registrant’s audit committee charter (the “Charter”), the audit committee is directly responsible for the appointment, termination, compensation, and oversight of the work of any registered public accounting firm employed by the registrant. In addition, the Charter provides that the audit committee is responsible for reviewing and approving in advance any and all proposals under which the independent auditor would provide “permissible non-audit services” (as defined in the Charter) to the registrant or to the investment adviser to the registrant (not including any sub-adviser whose role is primarily portfolio management and that is sub-contracted or overseen by the investment adviser to the registrant) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the audit committee considers whether such services are consistent with the independent auditor’s independence.

(2)	100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the audit committee, and no such services were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to the registrant.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant is as follows:

	Registrant	Adviser
June 30, 2021	$0	$0
June 30, 2020	$0	$0

(h)	The registrant’s audit committee of the board of trustees has considered that the provision of non-audit services that were rendered to an entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the fiscal years ended June 30, 2021 and June 30, 2020, as identified above, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, are compatible with maintaining Deloitte & Touche LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)	The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executives and Senior Financial Officers is filed herewith as Exhibit 13(a)(1).

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(b)	Certifications required by Item 13(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The James Advantage Funds

By	/s/ Barry R. James
Barry R. James
President & CEO

Date:	September 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Barry R. James
Barry R. James
President & CEO

Date:	September 7, 2021

By	/s/ Amy K. Broerman
Amy K. Broerman
Chief Financial Officer

Date:	September 7, 2021